AMENDMENT AND SUPPLEMENT
                                TO
                          LOAN AGREEMENT



          AGREEMENT, made this 30th day of September, 1996, by and among:

          FIVE STAR GROUP, INC., a Delaware corporation (the
"Borrower");

          The Banks that have executed the signature pages hereto
(individually a "Bank" and collectively, the "Banks"); and

          FLEET BANK, NATIONAL ASSOCIATION, a national banking association (the successor in interest to NatWest Bank N.A.), as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent");

                       W I T N E S S E T H:

          WHEREAS:

                    A. The Borrower, the Banks and National Westminster Bank N.J., as Agent (a predecessor in interest to the Agent) have heretofore entered into a Loan Agreement dated April 29, 1993 (as heretofore amended, the "Original Loan Agreement", and as the Original Loan Agreement is amended and supplemented hereby and as it may from time to time hereafter be amended and supplemented, the "Loan Agreement");

          B. The parties hereto wish to amend and supplement the Original Loan Agreement to provide for an extension of the Commitment Termination Date, as defined therein, and for certain other matters as hereinafter set forth; and

          C. Capitalized terms used herein which are defined in the Original Loan Agreement and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          Article 1.     Amendments to Loan Agreement

          The Original Loan Agreement is hereby amended as follows:

          Section 1.1 Article 1 of the Original Loan Agreement is amended as follows:

          (a) The definition of "Agent's Main Office" is deleted in its entirety and the following new definition is substituted therefor:

               "'Agent's Main Office' - the office of the Agent presently located at 51 Cragwood Road, South
               Plainfield, New Jersey  07080."

          (b) The definition of "Applicable Margin" is deleted in its entirety and the following new definition is substituted therefor:

               "'Applicable Margin' - as at any date of determination thereof, the applicable percentage set forth below opposite the ratio of Indebtedness of the Borrower as at such date of determination, to the Tangible Net Worth of the Borrower, as in effect on such date:

               Ratio of Indebtedness                    Applicable
               to Tangible Net Worth                      Margin

               Equal to or greater                           2%
               than 2.50:1.00

               Equal to or greater                           1%
               than 2.00:1.00 and
               less than 2.50:1.00

               Equal to or greater                           3/4%
               than 1.75:1.00 and
               less than 2.00:1.00

               Equal to or greater                           1/2%
               than 1.50:1.00 and
               less than 1.75:1.00

               Equal to or greater                           1/4%
               than 1.00:1.00 and
               less than 1.50:1.00

               Less than 1.00:1.00                            -0-

               The determination of the applicable percentage pursuant to the table set forth above shall be made on a quarterly basis based on an examination of the certified financial statements of the Borrower delivered pursuant to and in compliance with
               Section 5.1 or Section 5.2 hereof, which financial statements, whether annual or quarterly, shall be certified by the chief financial officer of the Borrower and shall indicate that there exists no Default or Event of Default hereunder. Each determination of the Applicable Margin shall be effective as of the first day of the calendar month following the date on which the financial statements on which such determination was based were received by the Agent. In the eventthat financial statements for the most recently completed fiscal period prior to such date of determination either: (i) have not been delivered to the Agent in compliance with Section 5.1 or 5.2 hereof, or (ii) if delivered, do not comply in form or substance with Section 5.1 or 5.2 hereof (in the sole judgment of the Agent), then the Agent may determine, in its reasonable judgment, the ratio referred to above which would have been in effect as at such date, and, consequently, the Applicable Margin in effect for the period commencing on such date."

          (c) The definition of "Commitment Termination Date" is amended by deleting the date "September 30, 1996" and by substituting therefor the date "September 30, 1997".

          (d) The definition of "Current Liabilities" is amended by adding at the conclusion thereof, before the period, the following:

               ",provided, however, that, notwithstanding the foregoing, all Indebtedness of the Borrower to NPDC and any of NPDC's Affiliates shall be deemed to be Long Term Debt and not Current Liabilities"

          (e) The definition of "Principal Office" is deleted in its entirety, and the following new definition is substituted therefor:

               "'Principal Office' - The office of Fleet Bank,
               National Association presently located at 1133
               Avenue of the Americas, New York, New York 10036."

          (f) The definition of "Tangible Net Worth" is amended by deleting the proviso at the conclusion thereof and by substituting therefor the following:

               "provided, however, that amounts receivable by the Borrower from NPDC or any Affiliate of NPDC, whether pursuant to bonds, notes, open account indebtedness or otherwise, shall be deemed to be intangibles for the purposes hereof to the extent that the aggregate amount of such amounts receivable exceed, at the time of determination of Tangible Net Worth, the aggregate amount payable at such time by the Borrower to NPDC or any Affiliate of NPDC whether pursuant to bonds, notes, open account indebtedness or otherwise."

          (g) The following new definitions are added, each in the appropriate alphabetical order:

               "'Fleet' - Fleet Bank, National Association, a national banking association."

               "'Summit' - Summit Bank, a national banking association."

          Section 1.2 Section 2.8 of the Original Loan Agreement is amended as follows:

          (a) The heading of Section 2.8 is deleted in its entirety, and the following new heading is substituted therefor:

               "Section 2.8   Voluntary and Mandatory Changes in
                              Commitments; Mandatory and Optional
                              Prepayments of Loans."

          (b) A new subsection (f) is added to Section 2.8 as follows:

               "(f) In the event that MXL shall prepay the full outstanding balance of all Loans under the MXL Loan Agreement, or MXL shall terminate the Commitments under the MXL Loan Agreement, then, in such event, not later than such prepayment or such termination, as the case may be, (i) the Borrower shall prepay the full outstanding balance of all Loans hereunder together with all accrued interest and Fees, and
               (ii) the Commitments hereunder shall thereupon terminate."

          Section 1.3 Section 5.10 of the Original Loan Agreement is amended by deleting subsection 5.10(v)(B) and by substituting therefor the following:

               "(B) monthly, as soon as available but in any event within twenty (20) days after the end of each calendar month, a schedule of physicals of finished goods (including any resale items) and"

          Section 1.4 Section 6.9 of the Original Loan Agreement is deleted in its entirety and the following new Section 6.9 is substituted therefor:

               "Section 6.9   Financial Covenants.

               (a)  Have or maintain, as to the Borrower:

                    (i) Tangible Net Worth as at the last day of
               each fiscal quarter of the Borrower which day occurs in the years set forth below at not less than the respective amounts set forth opposite each such year:

                                             Minimum Tangible Net
               Fiscal Quarter-End            Worth on Such Fiscal
               Date Occurring in:            Quarter-End Date

                    1993                          $10,000,000
                    1994                           11,500,000
                    1995                           13,000,000
                    1996 and thereafter            14,500,000

                    (ii) The ratio of Indebtedness to Tangible Net
               Worth of the Borrower as at (1) the last day of each fiscal quarter of the Borrower through June 30, 1996 at not more than 3.00 to 1.00; and (2) the last day of each fiscal quarter of the Borrower from and after September 30, 1996 at not more than
               2.50 to 1.00.

                    (iii) The excess of Current Assets over
               Current Liabilities of the Borrower as at (1) the last day of each fiscal quarter of the Borrower through June 30, 1996 at not less than $2,500,000; and (2) the last day of each fiscal quarter of the Borrower from and after September 30, 1996 at not less than $4,300,000.

                    (iv) Debt Service Coverage of the Borrower for
               the four full fiscal quarters ending on (1) the last day of each fiscal quarter of the Borrower through June 30, 1996 at not less than 120%; and
               (2) the last day of each fiscal quarter of the Borrower from and after September 30, 1996 at not less than 150%.

               (b) Have or maintain, as to NPDC only, on an unconsolidated basis, as at the last day of each fiscal quarter, available, unencumbered and unrestricted cash, cash equivalents and marketable securities (as such terms are defined in accordance with generally accepted accounting principles) of not less than $5,000,000 in the aggregate, of which amount, not more than $2,500,000 shall consist of marketable securities."

          Section 1.5    Section 7.13 of the Original Loan
Agreement is deleted in its entirety, and the following new Section
7.13 is substituted therefor:

          "Section 7.13  Capital Expenditures

          Make or become obligated to make Capital
          Expenditures in the aggregate for the Borrower during each fiscal year of the Borrower in excess of the respective amounts set forth below (provided, however, that the Capital Expenditures set forth on Exhibit M-2 annexed hereto shall not be included for purposes of determining compliance with this Section 7.13):

          Fiscal Year Ending                    Maximum Capital
             December 31                          Expenditures

               1993                                $750,000
               1994                                 250,000
               1995                                 500,000
               1996                                 450,000
               1997 and each                        350,000"
               year thereafter

          Section 1.6    Section 7.14 of the Loan Agreement is
amended by deleting the amount "$2,500,000" and by substituting therefor the amount "$2,800,000".

          Section 1.7    Section 10.9 of the Original Loan
Agreement is amended by deleting subsection 10.9(c) and by substituting therefor the following:

               "(c) If to the Agent:

               Fleet Bank, National Association, as Agent
               51 Cragwood Road
               South Plainfield, NJ  07080
               Attention:  Murray Markowitz
Telecopier No.:  (908)226-6205

               with a copy (other than in the case of Borrowing
               Notices and reports and other documents delivered in compliance with Article 5 hereof) to:

               Sullivan & Worcester LLP
               767 Third Avenue
               New York, New York  10017
               Attention:  Simon B. Posner, Esq.
               Telecopier No.:  (212)758-2151"

          Section 1.8    The parties hereto acknowledge that:

          (a) Fleet is the successor to NatWest Bank N.A., which in turn was a successor to National Westminster Bank USA, and that all references in the Loan Agreement to "NatWest USA" shall be deemed to refer to Fleet, in its capacity as a Bank under the Loan Agreement; and

          (b) Summit is the successor to UJB, and that all references in the Loan Agreement to "UJB" shall be deemed to refer to Summit in its capacity as a Bank under the Loan Agreement.

          Section 1.9 The Original Loan Agreement, the Loan Documents, and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended hereby to the extent necessary to give effect to the provisions of this Amendment and Supplement. Except as amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

          Article 2. Extension of Commitment Termination Date; Amended and Restated Revolving Credit
                         Note; Mortgage Modification Agreements;
                         Amendment Facility Fee

          Section 2.1 The parties hereto acknowledge that, pursuant to this Amendment and Supplement, the Commitment Termination Date in respect of the Revolving Credit Loans is being extended. The Revolving Credit Loans, as so extended, shall be evidenced by a single promissory note of the Borrower in form and substance satisfactory to the Agent and the Banks (the "Amended and Restated Revolving Credit Note"). The Amended and Restated Revolving Credit Note shall be dated the date of this Amendment and Supplement, shall be payable to the Agent for the ratable benefit of the Banks in a principal amount equal to the sum of the Banks' Revolving Credit Commitments as originally in effect and shall otherwise be duly completed. The Amended and Restated Revolving Credit Note shall be deemed to amend and restate the Revolving Credit Note executed and delivered in connection with the Original Loan Agreement, as heretofore amended (as so amended, the "Original Revolving Credit Note"), and upon the execution and delivery to the Agent of the Amended and Restated Revolving Credit Note, the Agent shall mark the Original Revolving Credit Note "Paid by Substitution of New Note" and return it to the Borrower.

          Section 2.2 Concurrently with the execution and delivery of this Amendment and Supplement, MXL shall execute and deliver to the Agent Mortgage Modification and Extension Agreements in form and substance satisfactory to the Agent and the Banks (the "Mortgage Modification Agreements") pursuant to which MXL agrees that the Guarantor Mortgages secure, without limitation, MXL's obligations in respect of its Guaranty of the indebtedness evidenced by the Amended and Restated Revolving Credit Note (the Mortgage Modification Agreements, the Amended and Restated Revolving Credit Note and this Amendment and Supplement, and all other documents executed and delivered in connection herewith or therewith, are sometimes hereinafter referred to collectively as the "Supplemental Loan Documents").

          Section 2.3    Concurrently with the execution and
delivery of this Amendment and Supplement, the Borrower shall pay a non-refundable amendment facility fee to Fleet in the amount of $10,937.00 and to Summit in the amount of $14,063.00.


          Article 3.     Acknowledgments and Confirmations

          Section 3.1 (a) The Borrower acknowledges and confirms that any term used in the Security Documents to which the Borrower is a party to refer to the Borrower's Indebtedness, liabilities and obligations to the Banks and the Agent, includes, without limitation, the Indebtedness, liabilities and obligations of the Borrower to the Banks, whether now existing or hereafter arising under the Amended and Restated Revolving Credit Note and the Original Loan Agreement as amended hereby, and that all of the collateral security provided for in such Security Documents secures the Borrower's full payment and performance of such Indebtedness, liabilities and obligations of the Borrower.

          (b) The Indebtedness, liabilities and obligations of the Borrower to the Banks and the Agent, whether now existing or hereafter arising, under the Amended and Restated Revolving Credit Note and the Original Loan Agreement as amended and supplemented hereby, are hereinafter referred to collectively as the "Supplemental Obligations".

          Section 3.2 Each of MXL and NPDC, as Guarantors, consents in all respects to the execution and delivery by the Borrower of this Amendment and Supplement and the Amended and Restated Revolving Credit Note and the transactions contemplated herein, and acknowledges and confirms that:

          (a) its Guaranty continues to be valid and in full force and effect, and guarantees, without limitation, the full payment and performance of the Supplemental Obligations as well as the Obligations; and

          (b) any term used in the Security Documents to which such Guarantor is a party to refer to the Borrower's Indebtedness, liabilities and obligations to the Banks and the Agent, includes, without limitation, the Supplemental Obligations, and that all of the collateral security provided for in such Security Documents secures, without limitation, the full payment and performance by each Guarantor of the Indebtedness, liabilities and obligations of such Guarantor under its Guaranty, as acknowledged and confirmed hereby.

          Section 3.3 Each of the Borrower, the Banks and the Agent hereby acknowledges and confirms that all references in the Loan Agreement, the other Loan Documents and any other agreement, instrument or document executed and delivered in connection herewith or therewith:

          (a) to the "Revolving Credit Loans" shall be deemed to include the Revolving Credit Loans as amended hereby;

          (b) to the "Revolving Credit Note" shall be deemed to refer to the Amended and Restated Revolving Credit Note;

          (c) to the "Loan Agreement" or "this Agreement" (insofar as such term refers to the Loan Agreement) shall be deemed to refer to the Original Loan Agreement as amended and supplemented hereby;

          (d) to the "Loan Documents" shall be deemed to include, without limitation, the Supplemental Loan Documents, and all other documents executed and delivered in connection herewith or therewith; and

          (e) to the "Obligations" (or any other term used to describe or refer to the Borrower's Indebtedness, liabilities and Obligations to the Banks and the Agent) shall be deemed to include, without limitation, the Supplemental Obligations.

          Article 4.     Representations and Warranties

          The Borrower hereby represents and warrants to the Agent and the Banks that:

          Section 4.1 After giving effect to the amendment and supplement of the Original Loan Agreement pursuant hereto and the consummation of the transactions contemplated hereby, (a) each of the representations and warranties set forth in Article 3 of the Loan Agreement is true and correct in all respects as if made on the date hereof, and (b) there exists no Default or Event of Default under the Loan Agreement.

          Section 4.2    The Borrower and each Guarantor has
the power to execute, deliver and perform the Supplemental Loan Documents to be executed by it. The Borrower and each Guarantor has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Supplemental Loan Documents to be executed by it. No consent or approval of any Person (including, without limitation, any stockholder of the Borrower or any Guarantor), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of the Supplemental Loan Documents.

          Section 4.3 The execution and delivery by the Borrower and each Guarantor of each Supplemental Loan Document to which it is a party and performance by it hereunder and thereunder, will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of the Borrower or any Guarantor, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any Guarantor, is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower or any Guarantor, except for the Liens created and granted pursuant to the Security Documents and acknowledged and confirmed hereby.

          Section 4.4 This Amendment and Supplement and each other Supplemental Loan Document has been duly executed and delivered by each Loan Party that is a party thereto, and each constitutes the valid and legally binding obligations of each such Loan Party that is a party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

          Section 4.5    The Liens that have been created and
granted pursuant to the Security Documents and confirmed hereby constitute valid perfected first Liens on the properties and assets covered by the Security Documents, subject to no prior or equal Lien except as permitted by Section 7.2 of the Loan
Agreement. Without limiting the generality of the foregoing, (a) there has been no change in the location of the chief place of business of the Borrower or MXL, or offices where their respective records are kept, or of other locations of Collateral owned by each of them, from the locations set forth in the respective Security Agreement executed by each of them, (b) there has been no change in the respective business and trade names set forth in the respective
Security Agreement executed by each of them, and (c) all of the representations and warranties of the Borrower and MXL contained in their respective Security Agreements as to such locations and trade names are true, correct and complete as of the date hereof.


          Article 5.     Conditions to Amendment

          The effectiveness of this Amendment and Supplement shall be subject to the fulfillment (to the satisfaction of the Agent and the Banks) of the following conditions precedent:

          Section 5.1    The Borrower, the Banks and the Agent
shall have executed and delivered this Amendment and Supplement.

          Section 5.2    The Borrower shall have executed and
delivered to the Agent its Amended and Restated Revolving Credit Note.

          Section 5.3 MXL shall have executed and delivered to the Agent the Mortgage Modification Agreements.

          Section 5.4    The Agent shall have received copies of
(i) a certificate of an officer of the Borrower and the Guarantors to the effect that the Borrower's and Guarantors' respective certificates of incorporation and by-laws have not been amended, modified or changed in any respect since the date of delivery to the Agent of the certificates of incorporation and by-laws of the Borrower and the Guarantors in connection with the execution and delivery of the Original Loan Agreement; (ii) all corporate action taken by the Borrower and the Guarantors to authorize the execution, delivery and performance of each of this Amendment and Supplement, the Loan Agreement as amended hereby, the Amended and Restated Revolving Credit Note, the other agreements, instruments and documents executed in connection herewith and therewith and the consummation of the transactions contemplated hereby and thereby, certified by its secretary; and (iii) an incumbency certificate (with specimen signatures) with respect to the Borrower and the Guarantors.

          Section 5.5    Counsel to the Borrower shall have
delivered to the Agent an opinion in form and substance satisfactory to the Agent and its counsel.

          Section 5.6 (a) The Borrower shall have complied and shall then be in compliance with all of the terms, covenants and conditions of this Amendment and Supplement and the Loan Agreement as amended hereby;

          (b) After giving effect to the transactions contemplated hereby, there shall exist no Default or Event of Default under the Loan Agreement; and

          (c)  The representations and warranties contained in
Article 3 of the Loan Agreement shall be true and correct on the date hereof and after giving effect to this Amendment and Supplement, the Loan Agreement as amended hereby and the transactions contemplated hereunder and thereunder;

and the Agent shall have received a Compliance Certificate dated the date hereof to the foregoing effect.

          Section 5.7 All legal matters incident hereto shall be satisfactory to counsel to the Agent.


          Article 6.     The Agent

          (a)  The Banks and the Agent agree and confirm that
Article 9 of the Loan Agreement applies in all respects to this Amendment and Supplement, the Loan Agreement as amended hereby and the transactions contemplated herein. Without limiting the generality of the foregoing, each Bank agrees that Section 9.6 of the Loan
Agreement applies to this Amendment and Supplement and the transactions contemplated hereby, and that each Bank has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter this Amendment and Supplement.

          (b) Each Bank acknowledges that Fleet Bank, National Association is the successor in interest to NatWest Bank N.A. in its capacity as Agent, and that Fleet Bank, National Association, in such capacity, is vested with all the rights, powers, privileges and duties with which NatWest Bank N.A. had been vested in its capacity as Agent, and each Bank consents to the foregoing in all respects.


          Article 7.     Miscellaneous

          Section 7.1 THIS AMENDMENT AND SUPPLEMENT, THE AMENDED AND RESTATED REVOLVING CREDIT NOTE, THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section 7.2 The provisions of this Amendment and Supplement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment and Supplement in any jurisdiction.

          Section 7.3    This Amendment and Supplement may be
signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Section 7.4 This Amendment and Supplement shall be binding upon and inure to the benefit of the Borrower and the Guarantors and their respective successors and to the benefit of each of the Agent and the Banks and its respective successors and assigns. The rights and obligations of the Borrower and the Guarantors under this Amendment and Supplement shall not be assigned or delegated without the prior written consent of the Banks, and any purported assignment or delegation without such consent shall be void.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   FIVE STAR GROUP, INC.



                                   By:________________________
                                   Title:

                                   FLEET BANK, NATIONAL
                                     ASSOCIATION



                                   By:________________________
                                   Title:

                                   SUMMIT BANK



                                   By:________________________
                                   Title:

                                   FLEET BANK, NATIONAL
                                     ASSOCIATION, as Agent



                                   By:________________________
                                   Title:

Consented to and
Agreed in All Respects:

NATIONAL PATENT DEVELOPMENT
  CORPORATION


By:________________________
Title:

MXL INDUSTRIES, INC.


By:________________________
Title: